UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 Western Avenue, Suite 610, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 903-1351
(Registrant’s telephone number, including area code)

________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2024, Know Labs, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Boustead Securities, LLC and The Benchmark Company, LLC, as representatives (the “Representatives”) of the underwriters named therein, relating to the Company’s registered public offering (the “Offering”) of 13,250,000 units (the “Units”) consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock at an exercise price equal to $0.26 per share of Common Stock (each a “Warrant” and collectively, the “Warrants”). The public offering price was $0.26 per Unit. The underwriters agreed to purchase 13,250,000 Units at a 7.0% discount to the public offering price. The Company granted the Representatives a 30-day option to purchase up to an additional 1,987,500 shares of Common Stock and 1,987,500 Warrants to cover over-allotments, if any. The gross proceeds from the Offering are approximately $3.445 million, or approximately $3.961 million if the Representatives exercise in full their over-allotment option, before deducting underwriting discounts and commissions and other offering expenses. On August 8, 2024, the Representatives partially exercised their over-allotment option to purchase 1,987,500 Warrants. The Offering closed on August 9, 2024.

Pursuant to the Underwriting Agreement, the Company granted to the Representatives, or their affiliate, as a portion of the underwriting compensation payable thereunder, Unit Purchase Options (the “Representatives’ Options”) to purchase Units equal to an aggregate of 7.0% of the number of Units issued in the Offering at a per Unit exercise price of $0.26, which is equal to the public offering price per Unit sold in the Offering. The Representatives Options are exercisable 180 days after August 7, 2024 and will expire on August 7, 2029.

The Units were issued pursuant to a registration statement on Form S-1 (File No. 333-280273), initially filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 17, 2024, as amended, which was declared effective on August 7, 2024. A final prospectus relating to the Offering was filed with the Commission on August 8, 2024.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, under the terms of the Underwriting Agreement, the Company has agreed to indemnify the underwriters for losses, expenses and damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribute to payments the underwriters may be required to make with respect to these liabilities.

Pursuant to the Underwriting Agreement, subject to certain exceptions described in the registration statement, the Company and each director and executive officer of the Company have agreed, for a period of three months in the case of the Company and 6 months in the case of the directors and executive officers after the closing of the Offering, not to offer, sell, contract to sell, pledge or otherwise dispose of any shares of the Company’s Common Stock or securities convertible into Common Stock, without first obtaining the consent of the Representatives.

Pursuant to the Underwriting Agreement, for a period of 12 months after the closing of the Offering, the Representatives will each have a right of first refusal to act lead or joint-lead investment banker, lead or joint-lead book runner and/or lead or joint placement agent, at each of such Representative’s discretion, for each and every future public and private equity, equity-linked or debt (excluding commercial bank debt) offering, including all equity linked financings during such twelve (12) month period, of the Company, or any successor to or subsidiary of the Company on terms customary to the Representatives, excluding any securities issued pursuant to obligations we have outstanding as of the consummation of this Offering.

The Company entered into a Warrant Agency Agreement (the “Warrant Agreement”) with Equiniti Trust Company, LLC (“Equiniti”) as of August 9, 2024, pursuant to which Equiniti agreed to act as warrant agent with respect to the Warrants.

The foregoing summaries of the Underwriting Agreement, the Warrant, the Representatives’ Options and the Warrant Agreement do not purport to be complete and are qualified in their entirety by such documents attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, each incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01 Regulation FD Disclosure.

On August 8, 2024, the Company issued a press release announcing that it had priced the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 12, 2024, the Company issued a press release announcing that it had closed the Offering, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated August 7, 2024, between the Company, Boustead Securities, LLC and The Benchmark Company, LLC, as representatives of the underwriters named therein
4.1	Form of Warrant
4.2	Unit Purchase Option, dated August 9, 2024, between the Company and Sutter Securities Group, Inc.
4.3	Unit Purchase Option, dated August 9, 2024, between the Company and The Benchmark Company, LLC
4.4	Warrant Agency Agreement, August 9, 2024, between the Company and Equity Trust Company, LLC
99.1	Press Release issued by the Company on August 8, 2024
99.2	Press Release issued by the Company on August 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2024	KNOW LABS, INC.

/s/ Ronald P. Erickson
Name: Ronald P. Erickson
Title: Chairman of the Board

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